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                                                                   EXHIBIT 10.18


               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

              This Amended and Restated Registration Rights Agreement (the "Agreement") dated as of November 23, 1999 is entered into by and among Sequoia Software Corporation, a Maryland corporation (the "COMPANY"), the individuals set forth on Schedule I hereto (collectively the "SERIES C INVESTORS"), and the individuals set forth on Schedule II hereto (collectively, the "PRIOR INVESTORS").

       WHEREAS, the Company and the Series C Investors are parties to that certain Series C Convertible Preferred Stock Purchase Agreement of even date herewith (the "SERIES C PURCHASE AGREEMENT") pursuant to which the Series C Investors are purchasing up to 26,092,659 shares of the Company's Series C Convertible Preferred Stock, $0.001 par value per share (the "SERIES C PREFERRED");

       WHEREAS, the Company has previously granted the Prior Investors registration rights with respect to the purchase of shares of the Company's Series A Preferred and Series B Preferred (each as defined below);

       WHEREAS, as a partial inducement to the Series C Investors, the Company and the Prior Investors desire to confer upon the Series C Investors registration rights and to consolidate the registration rights of the holders of shares of each series of the Company's Preferred Stock (as defined below).

       NOW THEREFORE, in consideration of the premises, covenants and mutual promises contained herein, and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

       Section 1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

              1.1 "COMMISSION" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act (as defined below).

              1.2 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

              1.3 "INVESTOR" or "INVESTORS" means individually or collectively the Series C Investors and the Prior Investors, as the context requires.

              1.4 "PREFERRED STOCK" means, collectively and without distinction between series, the Series A Preferred, Series B Preferred, Series C Preferred and the Series D Preferred (as defined below).

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              1.5    "QUALIFIED PUBLIC OFFERING" means the first public offering of the Company's Common Stock, par value $0.001 per share (the "COMMON STOCK") pursuant to a Registration Statement in which the aggregate gross proceeds to the Company are not less than $25,000,000 and at a per share price of no less than three times the per share price of the Series C Preferred pursuant to the Series C Purchase Agreement (as adjusted for stock splits, stock dividends, recapitalizations and similar events) underwritten by a reputable nationally recognized underwriting firm selected as provided in this Agreement.

              1.6 "REGISTRABLE SHARES" means the Series A and B Registrable Shares (as defined below) and the Series C/D Registrable Shares (as defined below), without distinction; provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares (x) upon any sale of such shares pursuant to a Registration Statement or Rule 144 under the Securities Act, (y) upon any sale in any manner to a person or entity which, by virtue of Section 17 of this Agreement, is not entitled to the rights provided by this Agreement. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Preferred Stock even if such conversion has not yet been effected.

              1.7 "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration fees, filing fees, qualification fees, exchange listing fees, accounting fees, printing expenses, fees and disbursements of counsel for the Company and the fees and expenses of one counsel selected by the selling Stockholders to represent the selling Stockholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Stockholders' own counsel (other than the counsel selected to represent all selling Stockholders).

              1.8 "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

              1.9 "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

              1.10 "SERIES A CONVERSION SHARES" means the shares of Common Stock into which each share of Series A Preferred has been converted or is then convertible.

              1.11 "SERIES A PREFERRED" means the Company's Series A Convertible Preferred Stock, $0.001 par value per share.


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              1.12   "SERIES A PURCHASE AGREEMENT" means that certain Series A
Preferred Stock Purchase Agreement by and among the Company and the parties set forth therein dated November 22, 1996.

              1.13 "SERIES A AND B REGISTRABLE SHARES" means (i) the Series A Conversion Shares; and (ii) the Series B Conversion Shares; any other shares of Common Stock of the Company issued in respect of the shares described in clause
(i) and (ii) above (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events).

              1.14 "SERIES B CONVERSION SHARES" means the shares of Common Stock into which each share of Series B Preferred has been converted or is then convertible.

              1.15 "SERIES B PREFERRED" means the Company's Series B Convertible Preferred Stock, par value $0.001 per share.

              1.15 "SERIES B PURCHASE AGREEMENT" means the Series B Convertible Preferred Stock Purchase Agreement dated July 28, 1998 by and among the Company and the other parties named therein.

              1.16 "SERIES C/D CONVERSION SHARES" means the shares of Common Stock into which each share of Series C Preferred and Series D Preferred has been converted or is then convertible.

              1.17 "SERIES C/D REGISTRABLE SHARES" means (i) the Series C/D Conversion Shares; (ii) any shares of Common Stock hereafter acquired by the Series C Investors; and (iii) any other shares of Common Stock issued in respect of the shares described in clauses (i) and (ii) above (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events).

              1.18 "SERIES D PREFERRED" means shares of the Company's Series D Convertible Preferred Stock, par value $0.001 per share.

              1.19   "STOCKHOLDERS" means any holder of Registrable Shares.

       Section 2.    Sale or Transfer of Shares of Preferred Stock; Legend.

              2.1 The shares of Preferred Stock and the Registrable Shares and shares issued in respect of the shares of Preferred Stock or the Registrable Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

              2.2 Notwithstanding anything to the contrary contained in the foregoing Section 2.1, if the proposed transferee agrees in writing to be subject to the terms of this


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Agreement to the same extent as if he were an original Investor hereunder provided such transfer is pursuant to an exemption under state and federal securities laws, no registration or opinion of counsel shall be required for (i) a transfer by an Investor to a member, partner, shareholder or affiliate (including any immediate family member or trust for such family member's benefit) of such Investor or to the estate of any such member, shareholder or affiliate, (ii) a transfer by an Investor who is a trust, to beneficiaries named in such trust as of July 28, 1998, or (iii) a transfer made in accordance with Rule 144 under the Securities Act.

              2.3 Each certificate representing shares of Preferred Stock and the Registrable Shares and shares issued in respect of the shares of Preferred Stock and the Registrable Shares, whether issued pursuant to this Agreement or any subsequent transfer or sale by an Investor, shall bear legends substantially in the following forms:

              "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required.

              The shares of stock represented by this certificate are subject to the terms of a Preferred Stock Purchase Agreement, Investor Rights Agreement and Stockholders' Agreement between the Company and the registered owner of this certificate (or the registered owner's predecessor in interest), including, but not limited to, the requirement that holders of this stock shall maintain the confidentiality of all financial, confidential and proprietary information of the Company acquired by them in exercising their rights under such agreements, and such agreements are available for inspection without charge at the office of the Treasurer of the Company."

              The foregoing legends shall be removed from the certificates representing any Registrable Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act.

              2.4 The Company agrees, upon the request of any Investor, to make available to such Investor and to any prospective transferee of any shares of Preferred Stock or Registrable Shares of such Investor the information concerning the Company described in Rule 144A(d)(4) under the Securities Act.

       Section 3.    Required Registrations.

              3.1 Registration of Series A and B Registrable Shares. At any time after the first sale of Series C/D Registrable Shares consummated pursuant to Section 3.2 hereof, a


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Stockholder or Stockholders holding in the aggregate at least 50% of the Series
A and B Registrable Shares may request, in writing, that the Company effect the registration on a Registration Statement of Series A and B Registrable Shares owned by such Stockholder or Stockholders, covering at least 20% of the Common Stock issuable upon conversion of the aggregate number of shares of Series A Preferred and Series B Preferred or having an aggregate offering price of at least $2,000,000 (based on the then current market price or fair value); provided, however, that the Company shall not be required to effect any registration (other than on Form S-3 or any successor form relating to secondary offerings) within six months after the effective date of any other Registration Statement of the Company.

              3.2 Registration of Series C/D Registrable Shares. At any time after the earlier of (i) a Qualified Public Offering or (ii) November 23, 2001, Baker Communications Fund, L.P. ("BAKER") may request in writing that the Company effect the registration on a Registration Statement of Series C/D Registrable Shares owned by Stockholders holding Series C/D Registrable Shares, covering at least 20% of the Common Stock issuable upon conversion of the aggregate number of shares of Series C Preferred and Series D Preferred or having an aggregate offering price of at least $2,000,000 (based on the then current market price or fair value); provided, however, that the Company shall not be required to effect any registration (other than on Form S-3 or any successor form relating to secondary offerings) within six months after the effective date of any other Registration Statement of the Company.

              3.3    If the holders initiating the registrations described in
3.1 and 3.2 above intend to distribute Registrable Shares by means of an underwriting, they shall so advise the Company in their request. In the event such registration is underwritten, the right of other Stockholders to participate shall be conditioned on such Stockholders' participation in such underwriting. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as the Stockholders may request in such notice of election, subject to the approval of the underwriter managing the offering. Thereupon, the Company shall, as expeditiously as possible and in any event within 60 days of such request, use its best efforts to file a Registration Statement of all Registrable Shares the Company has been requested to so register.

              3.4 In the event that the managing underwriter determines that the number of Registrable Shares sought to be included in any underwritten registration conducted pursuant to this Section 3 must be reduced, then the holders of the series of Registrable Shares that initiates a demand registration pursuant to this Section 3 (the "DEMANDING SERIES") shall have the right to include in such demand registration that number of Registrable Shares on a pro rata basis within the Demanding Series that is equal to the product of (i) two times the percentage of the then outstanding shares of Common Stock of the Company owned by the Demanding Series, determined on an as-if-converted basis, multiplied by (ii) the total number of shares to be registered in such demand registration. The remaining shares available to be included in such registration (if any) shall be apportioned pro rata among the holders of the series of Registrable Shares that did not initiate such demand registration (the "NON-DEMANDING SERIES"). In the event


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that the percentage of the then outstanding shares of Common Stock of the
Company owned by the Demanding Series, determined on an as-if-converted basis, is greater than 50%, then the Demanding Series shall be entitled to include the total number of Registrable Shares to be including in such offering. If any holder within the Demanding Series or the Non-Demanding Series would thus be entitled to include more shares than such holder requested to be registered, the excess shall be allocated among other requesting holders of the Demanding Series or the Non-Demanding Series, as applicable, pro rata based upon their total ownership of Registrable Shares.

              3.5 At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), holders of Registrable Shares will have the right to require the Company to effect an unlimited number of Registration Statements on Form S-3 (or such successor form), of Registrable Shares having an aggregate offering price in each registration on Form S-3 in excess of $500,000 (based on the current public market price). Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3, or such successor form, of all Registrable Shares which the Company has been requested to so register.

              3.6 The Company shall be required to effect two registrations pursuant to each of Sections 3.1 and 3.2 above and an unlimited number of registrations pursuant to Section 3.5 above; provided, however, that the Company shall not be required to effect any registration (other than on Form S-3 or any successor form relating to secondary offerings) within six months (or, if such registration is an underwritten offering, such shorter time period as permitted by the underwriters of the offering) after the effective date of any other Registration Statement of the Company; and, provided further that the Company shall not be required to effect more than two registrations pursuant to Section
3.5 above in any 12-month period.

              3.7 If at the time of any request to register Registrable Shares pursuant to this Section 3, the Company is engaged or has fixed plans to engage within 30 days of the time of the request in a registered public offering as to which the Stockholders may include Registrable Shares pursuant to Section 4 or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of 90 days from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any two year period.

       Section 4.    Incidental Registration.

              4.1 Whenever the Company proposes to file a Registration Statement at any time and from time to time, it will, prior to such filing, promptly give written notice to all


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Stockholders of its intention to do so and, upon the written request of a
Stockholder or Stockholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 4 without obligation to any Stockholder.

              4.2 In connection with any offering under this Section 4 involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If in the opinion of the managing underwriter, the registration of all, or part of, the Registrable Shares which the holders have requested to be included would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, which the managing underwriter believes may be sold without causing such adverse effect; and provided, that (a) in no event shall the amount of Registrable Shares included in the offering be reduced below 25% of the total number of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereinto) included in the offering, and (b) no persons or entities other than the Company, the Stockholders and persons or entities holding registration rights granted in accordance with Section 17 hereof shall be permitted to include securities in the offering.

              4.3 In the event that the managing underwriter determines that the number of Registrable Shares sought to be included in any underwritten registration conducted pursuant to this Section 4 must be reduced, then the holders of Registrable Shares who have requested registration and other holders of shares of Common Stock entitled to include shares of Common Stock in such registration shall participate in the underwriting as follows: holders of Series A and B Registrable Shares shall include up to 25% of the number of shares to be registered and holders of Series C Preferred and the Series D Preferred shall include Registrable Shares up to 75% of the number of shares to be registered, determined on a pro rata basis between the holders of the Series A and B Registrable Shares (together, as a class) and between the holders of Series C Preferred and Series D Preferred (together, as a class). If any holder would thus be entitled to include more shares than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata based upon their total ownership of Registrable Shares.

       Section 5. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

              5.1 file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and


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remain effective until the completion of the distribution; provided that before filing such registration statement or any amendments thereto, the Company will furnish to the holders who so request, copies of all such documents proposed to be filed;

              5.2 as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 120 days after the effective date thereof;

              5.3 as expeditiously as possible furnish to each selling Stockholder such numbers of copies of the registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder;

              5.4 as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholders shall reasonably request, and do any and all other acts and things that may be reasonably necessary to enable the selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholder; provided, however, that the Company shall not be required in connection with this paragraph 5.4 to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

              5.5 use best efforts to cause all Registrable Shares covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the Company's business or operations to enable the seller or sellers thereof to consummate the disposition of such Registrable Shares;

              5.6 in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

              5.7 notify each holder of Registrable Shares covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event known to the Company as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;


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              5.8    notify each holder of Registrable Shares covered by such
registration statement and such holder's underwriters, if any, and confirm such advice in writing: (i) when the registration statement has become effective,
(ii) when any post-effective amendment to the registration statement becomes effective and (iii) of an request by the Commission for any amendment or supplement to the registration statement or prospectus or for additional information;

              5.9 notify each Stockholder if at any time the SEC should institute or threaten to institute any proceedings for the purpose of issuing, or should issue, a stop order suspending the effectiveness of the Registration Statement. Upon the occurrence of any of the events mentioned in the preceding sentence, the Company will use diligent efforts to prevent the issuance of any such stop order or to obtain the withdrawal thereof as soon as reasonably possible. The Company will advise each Stockholder promptly of any order or communication of any public board or body addressed to the Company suspending or threatening to suspend the qualification of any Registrable Shares for sale in any jurisdiction;

              5.10 furnish, at the request of any Stockholder requesting registration of Registrable Shares pursuant to this Agreement, (i) on the date that such Registrable Shares are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Stockholders requesting registration of Registrable Shares and (ii) on the date that the registration statement with respect to such securities becomes effective, a "comfort" letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the holders requesting registration of Registrable Shares, and, if such securities are being sold through underwriters, a reaffirmation of such letter on the date that such Registrable Shares are delivered to the underwriters for sale; and

              5.11 as soon as practicable after the effective date of the registration statement, and in any event within sixteen (16) months thereafter, have "made generally available to its security holders" (within the meaning of Rule 158 under the Securities Act) an earning statement (which need not be audited) covering a period of at least twelve (12) months beginning after the effective date of the registration statement and otherwise complying with
Section 11(a) of the Securities Act.

              If the Company has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the selling Stockholders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the


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selling Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholders shall be free to resume making offers of the Registrable Shares.

       Section 6. Allocation of Expenses. The Company will pay all Registration Expenses of all registrations under this Agreement; provided, however, that if a registration under Section 3 is withdrawn at the request of the Stockholders requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and if the requesting Stockholders elect not to have such registration counted as a registration requested under Section 3, the requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares proposed to be included in such registration.

       Section 7.    Indemnification and Contribution.

              7.1 In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any (i) Registration Statement under which such Registrable Shares were registered under the Securities Act, (ii) preliminary prospectus or final prospectus contained in the Registration Statement, (iii) amendment or supplement to such Registration Statement, or (iv) documents filed under state securities or "blue sky" laws in connection with the previous clauses (i)-(iii), (b) arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(c) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law. The Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable to a particular seller, underwriter or controlling person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (a) any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof or (b) the actions of such seller, underwriter or controlling person.


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              7.2    In the event of any registration of any of the Registrable
Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any (a) Registration Statement under which such Registrable Shares were registered under the Securities Act,
(b) preliminary prospectus or final prospectus contained in the Registration Statement, or (c) amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if, in each of cases (a)-(c), the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such seller or its agent or representative, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such seller hereunder shall be limited to an amount equal to the net proceeds to such seller of Registrable Shares sold as contemplated herein.

              7.3 Each party entitled to indemnification under this Section 7 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

              7.4 In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (a) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 7 but such indemnity is unavailable notwithstanding the fact that this Section 7 provides for indemnification in such case, or (b) contribution under the Securities Act may be required on the part of any such selling Stockholder or any such controlling person in circumstances for which indemnification is provided under this Section 7; then, in each such case, the Company and such Stockholder will contribute to the aggregate losses, claims, damages, or liabilities to which they may be subject (after contribution from others) (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other (taking into consideration the fact that the provision of the registration rights and indemnification hereunder is a material inducement to the Series C Investors to purchase Registrable Shares pursuant to the Series C Purchase Agreement) or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand (taking into consideration the fact that the provision of the registration rights and indemnification hereunder is a material inducement to the Series C Investors or purchase Registrable Shares pursuant to the Series C Purchase Agreement) and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission; provided, however, that, in any such case (a) no such holder will be required to contribute any amount in excess of the proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement,
(b) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation, and (c) no person or entity not entitled to indemnification pursuant to this Section 7 (without regard to the enforceability thereof) shall be entitled to contribution from any other person or entity.

              7.5 Any indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party.

       Section 8. Indemnification with Respect to Underwritten Offering. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Sections 3 or 4, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

       Section 9. Information by Holder. Each holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may request in writing to the extent that such information shall be required in connection with any registration, qualification or compliance referred to in this Agreement; provided, however, that no Stockholder participating in any underwriting shall be required to make any representations or warranties except as they relate to such Stockholder's ownership of shares and authority to enter into the underwriting agreement and to such Stockholder's intended method of distribution, and the liability of such Stockholder shall be limited to an amount equal to the net proceeds from the offering received by such Stockholder.

       Section 10. "Market Stand-Off" Agreement. Each Stockholder, if requested by the Company and an underwriter of Common Stock or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Stockholder for a specified period of time (not to exceed 180 days) following the effective date of a Registration Statement; provided, that:

              10.1 such agreement shall only apply to the first such Registration Statement covering Common Stock of the Company to be sold on its behalf to the public in an underwritten offering; and

              10.2 all Stockholders holding not less than the number of shares of Common Stock held by such Stockholder (including shares of Common Stock issuable upon the conversion of any convertible securities, or upon the exercise of options, warrants or rights) and all officers and directors of the Company enter into similar agreements.

Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of the stand-off period.

       Section 11. Limitations on Subsequent Registration Rights. The Company shall not, without the prior written consent of (i) Baker and (ii) Stockholders holding at least 66 2/3% of the Series A and B Registrable Shares (together, as a single class), enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (i) to include securities of the Company in any registration filed under Section 3 or 4, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only on terms substantially similar to the terms on which holders of Registrable Shares may include shares in such registration, or (ii) to make a demand registration which could result in such registration statement being declared effective prior to the Qualified Public Offering. The Company hereby represents and warrants to each Investor that there are no existing "registration rights" (other than those contained herein) for any securities of the Company.

       Section 12. Rule 144 Requirements. With a view to making available to the Stockholders the benefits of Rule 144 under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Stockholder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

              12.1 Use diligent efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the Company's initial Registration Statement on Form S-1 (or any successor form);

              12.2 take such action as necessary to enable the Stockholders to utilize Form S-3 for the sale of their Registrable Shares;

              12.3 use diligent efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

              12.4 furnish to any Stockholder, so long as the Stockholder owns any Registrable Shares, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 under the Securities Act or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Stockholder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

       Section 13. Selection of Underwriter. In the case of any registration effected pursuant to this Agreement, the Board of Directors of the Company shall have the right to designate the managing underwriter in any underwritten offering, subject to the approval of the holders of a majority of the Registrable Shares requested to be included in such offering, which approval shall not be unreasonably withheld.

       Section 14. Mergers, Etc. The Company shall not, directly or indirectly, enter into any merger, consolidation, or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation, or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Shares" shall be deemed to be references to the securities that the Stockholder would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation, or reorganization; provided, however, that the provisions of this Agreement shall not apply in the event of any merger, consolidation, or reorganization in which the Company is not the surviving corporation if all Stockholders are entitled to receive in exchange for their Registrable Shares consideration consisting solely of (a) cash, (b) securities of the acquiring corporation that may be immediately sold to the public without registration under the Securities Act, or (c) securities of the acquiring corporation that the acquiring corporation has agreed to register within 90 days of completion of the transaction for resale to the public pursuant to the Securities Act.

       Section 15. Amends and Supersedes Previously Granted Registration Rights. The Prior Investors agree that this Amended and Restated Registration Rights Agreement amends and supersedes in its entirety the Registration Rights Agreement dated July 28, 1998 by and among the Company and the Prior Investors, as such agreement was amended on September 28, 1998.

       Section 16. Successors and Assigns. Except as provided in Section 17, the provisions of this Agreement shall be binding upon, and inure to the benefit of, the respective successors, assigns, heirs, executors and administrators of the parties hereto.

       Section 17.   Transfers of Certain Rights.

              17.1 The rights granted to the Investors under this Agreement may be transferred only to a transferee who acquires at least 20% of (a) the shares of Series A Preferred (or Series A Conversion Shares) issued by the Company pursuant to the Series A Purchase Agreement, (b) the shares of Series B Preferred (or Series B Conversion Shares) issued pursuant to the Series B Purchase Agreement or (c) the shares of Series C Preferred and Series D Preferred (or Series C/D Conversion Shares) issued by the Company pursuant to the Series C Purchase Agreement.

              17.2 Transferees. Any transferee (other than to an affiliate an Investor) to whom rights under this Agreement are transferred shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon such Investor under this Agreement, as the case may be, to the same extent as if such transferee were such Investor hereunder.

              17.3 Subsequent Transferees. A transferee to whom rights are transferred pursuant to this Section 17 may not again transfer such rights to any other person or entity, other than as provided in Sections 17.1 or 17.2 above.

              17.4 Transfers to Affiliates. Notwithstanding anything to the contrary contained in the foregoing, an Investor may transfer rights granted to it under this Agreement to any member, partner, shareholder or affiliate of the Investor to whom shares of Preferred Stock are transferred pursuant to Section 2 and who delivers to the Company a written instrument in accordance with 17.2 above and containing the representation that the transfer is exempt from registration under the Securities Act. In the event of such transfer, such member, shareholder or affiliate shall be deemed to be an Investor for purposes of this Section 17 and may again transfer such rights to any other person or entity that acquires shares of Preferred Stock from such partner or stockholder, in accordance with, and subject to, the provisions of Section 17.1, 17.2 and
17.3 above.

       Section 18. Confidentiality. Each Investor and Stockholder agrees that it will keep confidential and will not disclose or divulge any confidential, proprietary or secret information which such Investor or Stockholder may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to the Investors or Stockholders pursuant to this Agreement, or pursuant to visitation or inspection rights granted hereunder, unless such information is known, or until such information becomes known, to the public other than as a result of a disclosure by the Investors or Stockholders; provided, however, that the Investors and Stockholders may disclose such information (a) to their attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (b) to any prospective purchaser of any securities of the Company from the Investors as long as such prospective purchaser agrees in writing to be bound by the provisions of this Section, or (c) to any partner or affiliate of such purchaser or to a partner, shareholder or subsidiary of such purchaser.

       Section 19.   Miscellaneous.

              19.1. No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Shares in this Agreement.

              19.2. Adjustments Affecting Registrable Shares. The Company will not take any action, or permit any change to occur, with respect to its securities that would adversely affect the ability of the holders of Registrable Shares to include such Registrable Shares in a registration undertaken pursuant to this Agreement or that would adversely affect the marketability of such Registrable Shares in any such registration (including, without limitation, effecting a stock split or a combination of shares).

              19.3. Remedies. Any person having rights under any provision of this Agreement will be entitled to enforce such rights specifically (without posting any bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

              19.4. Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended and the Company may take action herein prohibited, or omit to perform any act herein required to be performed by it, if, but only if, the Company has obtained the written consent of holders of at least 80% of the Registrable Shares then in existence.

              19.5. Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York.

              19.6. Term of Registration Rights. Notwithstanding anything to the contrary contained herein, the registration rights of each Stockholder set forth in Section 3, Section 4 and Section 5 shall terminate in their entirety on the fifth (5th) anniversary of a Qualified Public Offering.

              19.7. Notices. All notices, requests, consents and other communications under this agreement shall be in writing and shall be delivered personally or by telecopy, or by courier, or by certified or registered mail, return receipt requested, or by first class mail, postage prepaid and shall be addressed to the Company and the Investors at their respective address as set forth below:

If to the Company:

                     Sequoia Software Corporation
                     Overlook Center
                     5457 Twin Knolls Road
                     Columbia, Maryland 21045
                     Attention: Richard C. Faint, Jr.

or at such other address or addresses as may have been furnished in writing to the Investors by the Company, with a copy to:

                     Piper Marbury Rudnick & Wolfe LLP
                     1850 Centennial Park Drive
                     Suite 610
                     Reston, Virginia  20191
                     Fax:  703-390-5299
                     Attention: Nancy A. Spangler, Esquire

              If to an Investor, at his or its address set forth in Schedule I, or at such other address or addresses as may have been furnished to the Company in writing by the Investor.

              Notices provided in accordance with this Section 19.7 shall be deemed delivered upon personal delivery or upon facsimile delivery, receipt confirmed, one day after placement with a reputable overnight delivery service or two business days after deposit in the U.S. mail, postage prepaid.

              If to any other transferee to whom shares were transferred pursuant to Section 2, at such address or addresses as may have been furnished to the Company in writing.

              19.8. Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement or any provision of the other Agreements shall not in any way be affected or impaired thereby.

              19.9. Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

              19.10. No Registration of Preferred Stock. The registration rights contained herein apply only to Common Stock, and the Company shall never be obligated to register any of the Preferred Stock.

              19.11 Delays or Omissions; Remedies Cumulative. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the parties, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by a party of any breach or default under this Agreement, or any waiver by a party of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to a party, shall be cumulative and not alternative.

              19.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


                                    *   *   *

                         {Signatures on following page.}

              IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                         COMPANY:

                                         SEQUOIA SOFTWARE CORPORATION

                                         By:
                                            -----------------------------------
                                             Mark Wesker, President

                                         INVESTORS:

                                         BAKER COMMUNICATIONS FUND, L.P.

                                         By: Baker Capital Partners, LLC
                                             General Partner

                                         By:
                                            -----------------------------------
                                             Lawrence Bettino, Manager

                                         DIVINE INTERVENTURES, INC.

                                         By:
                                            -----------------------------------
                                             Andrew J. Filipowski,

                                         ANTHEM CAPITAL, L.P.

                                         By: Anthem Capital Partners, L.P.,
                                             General Partner

                                         By: Anthem Capital Partners, Inc.
                                             General Partner

                                         By:
                                            -----------------------------------
                                             William M. Gust, II, President

                                         {Signatures Continued on Next Page}

                                         NEPA VENTURE FUND II, L.P.

                                         By: NEPA II Management Corporation
                                             General Partner

                                         By:
                                            -----------------------------------
                                             Marc Benson, Vice President

                                         --------------------------------------
                                         RICHARD C. FAINT, JR.

                                         --------------------------------------
                                         KENNETH E. HOMA

APPROVED                                 NELSON BUNKER HUNT TRUST ESTATE
                                              - TRUST B

By:                                      By:
       ---------------------                -----------------------------------
       Miro Vranac, Jr.,                     F.C. Vickers, Trustee
       Member Advisory Board

                                         LYDA BUNKER HUNT TRUST -
                                              MARY HUDDLESTON

By:                                      By:
       ---------------------                -----------------------------------
       Mary Hunt Huddleston,                 Miro Vranac, Jr., Trustee
       Trustee

                                         --------------------------------------
                                         MARY HUNT HUDDLESTON

                                         FLANDERS LANGUAGE VALLEY
                                         FUND, C.V.A.

                                         By:
                                            -----------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------

                                         {Signatures Continue on Next Page}

                                         LAMBRO'S L.P.

                                         By: CJ Capital Management LLC

                                         By:
                                            -----------------------------------
                                             Dennis Kemper
                                             Investment Advisor

                                         SMART TECHNOLOGY VENTURES 2

                                         By:
                                            -----------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                         --------------------------------------
                                         HARRIS KAPLAN

                                         --------------------------------------
                                         MARGARETHA ZEYEN MANY

                                         --------------------------------------
                                         ANDREW J. FILIPOWSKI

                                         ODYSSEY CAPITAL, LP

                                         By:
                                            -----------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                         --------------------------------------
                                         JOHN BENDHEIM

                                         {Signatures Continue on Next Page}

                                         JODA ENTERPRISES LTD.

                                         By:
                                            -----------------------------------
                                             David W. Patton
                                             Title:

                                         {Signatures Continue on Next Page}

                                         SEQ CAPITAL INVESTMENTS

                                         By:
                                            -----------------------------------
                                             Name: Dr. Kourosh Maddahi
                                             Title:
                                                   ----------------------------

                                         R. TORBATI FAMILY TRUST DATED 8/15/93

                                         By:
                                            -----------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                         W. PHILLIP WALSH AND EDNA A. WALSH
                                            AS JOINT TENANTS WITH RIGHT OF
                                            SURVIORSHIP

                                         By:
                                            -----------------------------------
                                             W. Phillip Walsh

                                         By:
                                            -----------------------------------
                                             Edna A. Walsh

                                         --------------------------------------
                                         THOMAS BARRY

                                         --------------------------------------
                                         CILLIAN S. O'BRADAIGH

                                         --------------------------------------
                                         JOHN WHITTIER MASON

                                         --------------------------------------
                                         BRIAN WADE

                                         --------------------------------------
                                         LINNEA CONRAD

                       {Signatures Continue on Next Page}

                                         --------------------------------------
                                         DAVID HUNGERFORD

                                         O'BRYAN COMMUNITY PROPERTY TRUST

                                         By:
                                            -----------------------------------
                                             Frank O' Bryan, Trustee

                             AMENDMENT NO. 1 TO THE
                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

       THIS AMENDMENT NO. 1 (the "Amendment") to that certain Amended and Restated Registrations Rights Agreement dated November 23, 1999 (the "Agreement") by and among Sequoia Software Corporation (the "Company") and the individuals listed on the schedules thereto, is made as of this 19th day of April, 2000 by and among the Company and the undersigned stockholders (the "Stockholders"). All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Agreement.

       WHEREAS, the Company and the Stockholders are parties to the Agreement;
and

       WHEREAS, pursuant to Section 19.4 of the Agreement, the Company and the Stockholders desire to amend certain provisions of the Agreement in connection with the Company's initial public offering of its common stock, par value $0.001 per share (the "Common Stock").

       NOW THEREFORE, in consideration of the mutual promises and covenants contained in the Agreement and this Amendment, the parties hereto agree as follows:

       1. Section 1.5 of the Agreement shall hereby be amended and restated in its entirety as follows:

              " 'QUALIFIED PUBLIC OFFERING' means the first public offering of the Company's Common Stock, par value $0.001 per share (the "COMMON STOCK") pursuant to a Registration Statement in which the aggregate gross proceeds to the Company are not less than $20,000,000 underwritten by a reputable nationally recognized underwriting firm selected as provided in this Agreement."

       2. Except as otherwise expressly set forth in this Amendment, the Agreement shall continue to be in full force and effect in accordance with its terms.

       3. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

                                    *   *   *

                         {Signatures on following page.}

       IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Agreement as of the date first written above.

                                         SEQUOIA SOFTWARE CORPORATION

                                         By:
                                            -----------------------------------
                                         Name:
                                         Title:

                                         BAKER COMMUNICATIONS FUND, L.P.

                                         By:  Baker Capital Partners, LLC
                                              General Partner

                                         By:
                                            -----------------------------------
                                              Lawrence Bettino, Manager

                                         DIVINE INTERVENTURES, INC.

                                         By:
                                            -----------------------------------
                                              Andrew J. Filipowski,

                                         ANTHEM CAPITAL, L.P.

                                         By:  Anthem Capital Partners, L.P.,
                                              General Partner

                                         By:  Anthem Capital Partners, Inc.
                                              General Partner

                                         By:
                                            -----------------------------------
                                              William M. Gust, II, President

                                         NEPA VENTURE FUND II, L.P.

                                         By:  NEPA II Management Corporation
                                              General Partner

                                         By:
                                            -----------------------------------
                                              Marc Benson, Vice President

                                         --------------------------------------
                                         RICHARD C. FAINT, JR.

                                         --------------------------------------
                                         KENNETH E. HOMA

                                         FLANDERS LANGUAGE VALLEY
                                         FUND, C.V.A.

                                         By:
                                            -----------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------